GE Funds

Supplement Dated October 1, 2008

to Statement of Additional Information dated September 15, 2008

The section of the SAI entitled “Investment Strategies and Risks and Portfolio Holdings – Portfolio Holdings” located on page 44 is deleted in its entirety and replaced with the following:

Portfolio Holdings.

The Funds’ portfolio holdings must be adequately protected to prevent the misuse of that information by a third party to the potential detriment of the shareholders. Accordingly, the Funds have adopted, and the Board has approved, policies and procedures designed to ensure that the disclosure of the Funds’ portfolio holdings is in the best interest of the Funds’ shareholders in the manner described below. GEAM and the Board may amend these policies and procedures at any time without prior notice.

Various non-Fund advisory clients of GEAM may hold securities substantially similar to those securities held by the Funds. Although GEAM has also adopted policies and procedures regarding the selective disclosure of the contents of those other portfolios, those policies and procedures contain different procedures and limitations than the policies and procedures that apply to the disclosure of the Funds’ portfolio holdings.

The Funds’ portfolio holdings are made public, as required by law, in the Funds’ annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant fiscal period. In addition, as required by law, the Funds’ portfolio holdings as of fiscal quarter end are reported to the SEC, and posted to the Funds’ website, within 60 days after the end of the Funds’ first and third fiscal quarters so that they are available to any interested person.

The following information is also available on the Funds’ website (http://www.geam.com) or by calling 1-800-242-0134:

1.	A complete listing of each Funds’ portfolio holdings and related information (such as number of shares, value and percentage of the portfolio) will be available to any interested person as of each month-end, at least 30 days following the month-end;

2.	Top ten portfolio holdings and related information (such as number of shares, value and percentage of the portfolio) for all Funds will be available to any interested person as of each month-end, at least 15 days after the month-end; and

3.	Characteristics of securities (such as number of shares, principal amount of bonds, percentage of portfolio, sector, country, regional, quality and duration breakdowns, depending on the type of account) held in any of the Funds based on a Fund’s entire portfolio (or a portion thereof) will be available to any interested person as of each month-end, at least 15 days after the month-end on the Funds’ website.

This information will be available on the Funds’ website until updated for the next appropriate period. This information may be disclosed to any person no earlier than one day after it has been posted to the website.

The Funds and GEAM reserve the right to make the Funds’ portfolio holdings and related information available on the Funds’ website earlier or later than permitted above if it is determined prior to such disclosure that (1) there is a legitimate business purpose to do so (as described below in the paragraphs related to selective disclosures of Fund portfolio holdings information); (2) any actual or potential conflicts of interest between the Funds and their affiliates are reviewed and considered; and (3) the timing of such disclosure is not expected to result in harm to the Funds. Prior to such disclosure being released and made available to the public on the Funds’ website, the following condition must be met:

Any Senior Vice President or Vice President of GEAM’s Legal Department or GEAM’s General Counsel; (b) any Manager of GEAM’s Compliance Department; and (c) the Chief Investment Officer (or other individual in a senior management position) of the applicable Fund, (i) must be informed of each arrangement involving the proposed disclosure of the Funds’ portfolio holdings information in a timeframe different from the standard timeframe, (ii) must analyze it to determine potential and actual conflicts of interests in an effort to minimize those conflicts to the extent reasonable and practicable and (iii) must authorize its occurrence.

Selective (i.e. non-public) disclosures of portfolio holdings information relating to the Funds, even if subject to the conditions specified in the portfolio holdings policies and procedures, should be done only where legitimate business purposes of the Fund are served and the potential and actual conflicts of interest between the Fund and their affiliates are reviewed and considered.

Selective disclosures could be considered to serve the legitimate business purposes of the Funds, if: (1) done to further the interests of the Funds or (2) the disclosure is not expected to result in harm to the Funds (such harm could occur by permitting third parties to trade ahead of, or front run, the Funds or to effect trades in shares of the Funds with portfolio holdings information that other current or potential investors do not have). For example, certain vendors of GEAM or the Funds provide services that are essential in the operations of the Funds, or assist GEAM in providing services to the Funds or in conducting its investment management business activities in general. In order to properly perform these services, these vendors typically need to obtain Fund portfolio holdings information on a very frequent and timely basis, often on the same day it is derived. In addition, certain institutional Fund clients (and their representatives) may require us to provide them with more timely portfolio holdings information for their review, in fulfillment of their fiduciary obligations.

Potential and actual conflicts of interest between the Funds and their affiliates must also be reviewed and considered. For example, there may be situations where the selective disclosure of Fund portfolio holdings information facilitates portfolio management activities or the potential growth of the Funds, which could legitimately serve the common interests of both the Funds and GEAM or its affiliates. However, such selective disclosures should not be made for the benefit of GEAM or its affiliates, such as the receipt of compensation for the disclosure of those portfolio holdings, without also considering whether the disclosure would be in the interests of the Funds or, at a minimum, result in no harm to the Funds.

The following conditions must be met in order to disclose Fund portfolio holdings information before it is released and made available to the public:

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(1) Any Senior Vice President or Vice President of GEAM’s Legal department or GEAM’s General Counsel; (2) any Manager of GEAM’s Compliance department; and (3) the Chief Investment Officer, or other individual in a senior management position of the applicable Fund, (i) must be informed of each arrangement involving selective disclosure of Fund portfolio holdings information, (ii) must analyze it to determine potential and actual conflicts of interest in an effort to minimize those conflicts to the extent reasonable and practicable and (iii) must authorize its occurrence; and

(2) Depending on the type of recipient, the recipient of the information must agree in writing to maintain the confidentiality of the information provided (or the recipient must be subject to professional or ethical obligations not to disclose or improperly use the information, such as would apply to independent public accounting firms and legal counsel), and not to trade on the basis of the information provided in any account over which it has influence or control, until the public release of the information. With respect to mutual fund investors (and their representatives), the disclosure is limited to month-ending date information that is provided at least 15 days following the month-end; and

(3) GEAM’s CIMs department must maintain a list of all entities that receive selective disclosure of portfolio holdings and the reason for such disclosure.

Other entities not subject to the conditions described above also may be provided portfolio holdings information on a daily basis without any delay in transmission if they are subject to professional or ethical obligations not to disclose or improperly use the information (e.g., independent public accounting firms and legal counsel).

Various broker-dealers or futures commission merchants not subject to the conditions described above also may be provided portfolio holdings information daily without any delay in transmission in connection with the purchase or sale of securities, requests for price quotations on securities or bids on securities.

A custodian not subject to the conditions described above also may be provided portfolio holdings information daily without any delay in transmission in connection with the provision of custodial services to the mutual fund.

As of the date of this SAI, the Fund provides its portfolio holdings to the following entities as of a date more frequent than month-end and/or prior to the time lag period (i.e., 30 days or 15 days) set forth above:

•	Custodian (sub-custodians) and accounting agent;

•	Securities lending agent(s);

•	Proxy voting agent(s);

•	Transfer agent (in the event of a redemption or purchase in-kind);

•	Sub-adviser(s);

•	A GE affiliated provider of certain administrative functions;

•	Legal counsel to the Funds, GEAM or non-interested Trustees of the Funds;

•	Auditor(s);

•	Financial printer(s);

•	Provider(s) of attribution and/or portfolio analysis, including:

o FactSet Research Systems, Inc.

o Richards & Tierney, Inc.

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Other recipients could include various stock markets and exchanges, regulatory authorities and, to a more limited extent, the issuers of securities held by the Funds with respect to only the securities of the particular issuer.

Neither the Funds nor GEAM receive separate compensation with respect to the selective disclosure of portfolio holdings from any recipient of such information.

The Funds will make reasonable efforts to work with the entities listed above to obtain written acknowledgements and to implement the conditions described above. GEAM’s compliance department will analyze no less frequently than annually the shareholder records of the Fund in an effort to determine whether any Fund client or critical vendor violated the no trading ban that is in effect until the public release of the portfolio holdings information. GEAM’s compliance department will review the findings of the analysis with GEAM’s legal department. However, such a monitoring effort is not likely to detect every misuse of that information, particularly if concealed in some fashion. Certain employees of GEAM and GE Investment Distributors, Inc. (“GEID”) may also have access to that non-public portfolio information, but those employees will normally be subject to a code of ethics and other policies and procedures intended to prevent misconduct.

There can be no assurance that the Funds’ policies and procedures on disclosure of portfolio holdings will protect the Funds from misuse of such information by individuals or entities that come into possession of the information.

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